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                                                                    EXHIBIT 99.1

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of December 30, 2004 between MTI Technology Corporation, a Delaware corporation having its principal place of business at 14661 Franklin Avenue, Tustin, CA 92780 (the "Company"), and EMC Corporation, a Massachusetts corporation having its principal place of business at 176 South Street Hopkinton, MA 01748-9103, as agent for itself, for VMWare, Inc. and for all of EMC Corporation's subsidiaries, divisions and affiliates to which any of the Obligations (as defined below) may at any time be due and payable (the "Secured Party").

      WHEREAS, the Company has entered into the following reseller, support and consulting services and other agreements: the Reseller Agreement effective as of March 31, 2003 between the MTI and the Secured Party, the Reseller Agreement effective as of December 23, 2002 between MTI and Legato Systems, Inc., the Technical Support Provider Agreement dated September 1, 2002 between Legato Systems, Inc. and MTI, the Consulting Services Agreement dated March 31, 2003 between Legato Systems, Inc. and the Company and the Virtual Partner Reseller Network Agreement, dated June 14, 2004 between VMware, Inc. and MTI (each, as amended, and together with any other instrument, document and agreement between EMC Corporation (or any of its subsidiaries, affiliates or divisions) and the Company (or any other MTI Company, as defined in Section 18 hereof), a "Supply Agreement" and collectively, the "Supply Agreements").

      NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. GRANT OF SECURITY INTEREST. The Company hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations (as defined in Section 18 hereof), a security interest in the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising:

                  (a) All of Company's Accounts (defined below), and all of Company's money, contract rights, chattel paper, documents, deposit accounts, securities, investment property and instruments with respect thereto, and all of Company's rights, remedies, security, liens and supporting obligations, in, to and in respect of the foregoing, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, and credit and other insurance;

                  (b) To the extent not listed above, all of Company's now owned or hereafter acquired deposit accounts into which Accounts or the proceeds of Accounts are deposited, including any lockbox account into which Accounts are deposited;

                  (c) All of Company's existing and future customer lists, claims, books, records, ledger cards, contracts, licenses, formulae, and computer programs, information, software, records, and data, as the same relate to the documentation or enforcement of the Accounts;

                  (d) All of Company's now owned and hereafter acquired inventory (as defined in the UCC (defined below)) consisting of goods manufactured or provided by Secured Party, including without limitation all finished goods, goods in transit and all returned, reclaimed or repossessed goods, in each case which consist of goods manufactured or provided by Secured Party, and all warehouse receipts, documents of title and other documents representing any of the foregoing (collectively, "Inventory"); and

                  (e) To the extent not listed above as original collateral, the proceeds (including, without limitation, insurance proceeds) and products of all of the foregoing, including all general intangibles relating to the Inventory and the Accounts (including but not limited to payment intangibles, letter-of-credit rights and commercial tort claims, and rights and claims under insurance policies, in each case relating to the Inventory and the Accounts).

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      For purposes hereof, the term "Account" means any right to payment of a monetary obligation, whether or not earned by performance, which relates to or arises from goods and services manufactured or provided by the Secured Party, including without limitation, goods sold or delivered to the Company, another MTI Company, or customers of an MTI Company, or the installation by the Company or another MTI Company of such goods. Without limiting the generality of the foregoing, the term "Account" shall further include any "account" (as that term is defined in the UCC now or hereafter in effect), any accounts receivable, any "health-care-insurance receivables" (as that term is defined in the UCC now or hereafter in effect), any "payment intangibles" (as that term is defined in the UCC now or hereafter in effect) and all other rights to payment of every kind and description, whether or not earned by performance, in each case which relates to or arises from goods and services manufactured or provided by Secured Party, including without limitation, goods sold or delivered to the Company, another MTI Company, or customers of an MTI Company, or the installation by an MTI Company of such goods (all of the above being hereinafter called the "Collateral").

      2. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Company hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organization identification number issued to the Company. The Company also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

      3. OTHER ACTIONS. To further insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, the Company agrees, in each case at the Company's own expense, to take the following actions with respect to the following Collateral:

                  3.1. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the Company shall at any time hold or acquire any promissory notes or tangible chattel paper comprising the Collateral, the Company shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

                  3.2. DEPOSIT ACCOUNTS. For each deposit account that the Company at any time opens or maintains into which the proceeds of Accounts are deposited, including without limitation, the lockbox account required pursuant to Section 10 hereof, the Company shall, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (a) cause the depositary bank to agree to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Company, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Company being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account; provided however, that the Secured Party shall only exercise its right to withdraw or otherwise direct funds upon the occurrence and continuation of an Event of Default.

                  3.3. INVESTMENT PROPERTY. If the Company shall at any time hold or acquire any securities which are the proceeds of Accounts, the Company shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify, or take such other action as shall be necessary in Secured Party's determination, to perfect Secured Party's security interest therein.

                  3.4. COLLATERAL IN THE POSSESSION OF A BAILEE. The Company shall not store any Inventory or any other assets comprising Collateral with a warehouseman, bailee or other third party unless the Company first notifies Secured Party of Company's intention to do so and obtains an acknowledgement and waiver from such warehouseman, bailee or third party, in form and substance reasonably satisfactory to the Secured Party.

                  3.5. ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the Company at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," (as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the

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            Uniform Electronic Transactions Act as in effect in any relevan jurisdiction), in each case with respect to the Collateral, the Company shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control under UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record

                  3.6. LETTER-OF-CREDIT RIGHTS. If the Company is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Company with respect to any Collateral, the Company shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Company shall, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or
            (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Company agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as directed by Secured Party.

                  3.7. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Company further agrees to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral including, without limitation, (a) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (b) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (c) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (d) taking all actions required by Article 9 of the Uniform Commercial Code, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other similar law as applicable in any foreign jurisdiction.

      4. REPRESENTATIONS AND WARRANTIES. Concurrently herewith, the Company is delivering to the Secured Party a schedule of exceptions to the representations and warranties set forth in this Agreement (the "Schedule of Exceptions"). Except as set forth in the Schedule of Exceptions, and except for such updates thereto that are approved in writing by Secured Party, the Company makes the following representations and warranties as of the date hereof, and as of the date of each purchase order or other request by any MTI Company to purchase goods and services from EMC Corporation, or any of its subsidiaries, affiliates or divisions:

                  4.1. REPRESENTATIONS AND WARRANTIES CONCERNING COMPANY'S LEGAL STATUS. (a) except for any changes permitted under Section 5.1(a) hereof, each MTI Company's exact legal name is that indicated on the Perfection Certificates previously delivered to the Secured Party (the "Perfection Certificates") and the Company's exact legal name is that indicated on the signature page hereof, (b) each MTI Company is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificates, (c) except for any changes permitted under Section 5.1(b) hereof, the Perfection Certificate signed by the Company accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (d) except for any changes permitted under Sections 5.1(a) and 5.1(b) hereof, the Perfection Certificates accurately set forth each MTI Company's place of business or, if more than one, its chief executive office as well as such company's mailing address if different, and (e) all other information set forth on the Perfection Certificates is accurate and complete, except for any changes permitted under Sections 5.1(a) and 5.1(b) hereof.

                  4.2. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. (a) each MTI Company is the owner of its assets, free from any adverse lien, security interest or other encumbrance, except for the security interests created by this Security Agreement or any other document, instrument or agreement in favor of Secured Party, (b) each MTI Company has at all times operated its business in compliance with all material provisions of the federal Fair Labor Standards Act, as amended, and with all material provisions of foreign, federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (c) all sales of Inventory and other property constituting Collateral made by the Company are made by the Company directly to non-affiliated third parties in arms length transactions, except for sales to another MTI Company to facilitate sales to non affiliated end users,

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            provided that such other MTI Company has or promptly will execute and deliver to Secured Party satisfactory security documents with respect to the Obligations, (d) all sales of Inventory made by each MTI Company (except for the Company) are made by such MTI Company directly to non-affiliated third parties in arms length transactions, except for inter-MTI Company sales to facilitate sales to non affiliated end users, and (e) all statements made and all unpaid balances appearing in all financial reports and information provided to Secured Party are true and correct and all of each MTI Company's books and records are genuine and in all respects what they purport to be.

                  4.3. ADDITIONAL REPRESENTATIONS AND WARRANTIES. (a) Each MTI Company (i) is duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation, and (ii) is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification, except where the failure to be so qualified would not reasonably be expected to cause a material adverse effect on any MTI Company or on the prospect of repayment of the Obligations; (b) the Company has the full corporate power and authority to execute and deliver this Security Agreement and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Security Agreement and to grant the security interests hereunder, (c) this Security Agreement constitutes the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors, (d) the execution, delivery and performance by the Company of this Security Agreement does not (i) violate (x) any provisions of the Company's Certificate of Incorporation, bylaws, or other organizational documents, (y) any material contract or agreement to which the Company or any of its properties are subject, or (z) any law, regulation, order, decree or writ to which the Company or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing, or any foreign jurisdiction, and (e) the execution, delivery and performance by each MTI Company (other than the Company) of a security agreement substantially similar to this Security Agreement will not (i) violate any provisions of such MTI Company's Certificate of Incorporation, bylaws, other organizational documents, or any material contract, agreement, law, regulation, order, decree or writ to which such company or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing, or any foreign jurisdiction.

      5.    COVENANTS

                  5.1. CONCERNING COMPANY'S LEGAL STATUS. The Company covenants with the Secured Party as follows: (a) without providing at least 20 days prior written notice to the Secured Party, no MTI Company will change (i) its name, (ii) its place of business or, if more than one, chief executive office, (iii) its mailing address, (iv) its organizational identification number if it has one, or (v) with respect to the Company, the location of any of the Collateral, or with respect to any MTI Company (other than the Company), the location of any assets of the same type as the Collateral hereunder,
            (b) if the Company does not have an organizational identification number and later obtains one, the Company shall forthwith notify the Secured Party of such organizational identification number, and (c) no MTI Company will change its type of organization, jurisdiction of organization or other legal structure.

                  5.2. COVENANTS CONCERNING COLLATERAL, ETC. The Company further covenants with the Secured Party that, except as set forth on the Schedule of Exceptions, the Company shall comply with the following covenants and shall cause each other MTI Company to comply with the following covenants: (a) the Collateral will be kept at those locations listed on the Perfection Certificate completed by the Company and, subject to Section 3.4 hereof, the Company will not remove the Collateral from such locations, without providing at least 20 days prior written notice to the Secured Party, (b) except for the security interest herein granted and any other security interests in favor of Secured Party, (i) the Company shall be the sole owner of the Collateral free from any lien, security interest or other encumbrance, (ii) each MTI Company (other than the Company) shall be the sole owner of its assets which are of a type similar to the Collateral, free from any lien, security interest or other encumbrance, and (ii) the Company shall defend the Collateral and such assets against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) each MTI Company will permit the Secured Party, or its designee,

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            upon reasonable notice by Secured Party to the Company, to inspect such MTI Company's assets at any reasonable time wherever located,
            (d) each MTI Company will pay promptly when due all taxes, assessments, governmental charges and levies upon its assets or incurred in connection with the use or operation of such assets or incurred in connection with this Security Agreement; provided that MTI may defer payment of any taxes, assessments, governmental charges and levies, so long as MTI contests such obligations in good faith and by appropriate proceedings, notifies Secured Party in writing of the commencement of any proceedings as are material and any material developments thereof, and posts a bond or takes any other steps required to keep such obligations from becoming a lien on any assets of any MTI Company, (e) each MTI Company will continue to operate its business in compliance in all material respects with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable material provisions of foreign, federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) no MTI Company will sell or otherwise dispose of, or offer to sell or otherwise dispose of, of any of its assets or any interest therein except for (i) direct sales of Inventory in the ordinary course of business to non-affiliated third parties, provided that (x) an MTI Company (other than the Company) may make sales of Inventory to another MTI Company to facilitate sales to end users, and (y) MTI may make sales of Inventory to another MTI Company to facilitate sales to end users, provided such other MTI Company has or will promptly execute and deliver to Secured Party satisfactory security documents with respect to the Obligations,
            (ii) excess or obsolete equipment, and (iii) sales of assets which do not comprise Collateral (or assets of a similar type to the Collateral) by any MTI Company, which when taken together with all such asset sales by any other MTI Company, do not exceed an aggregate of $1,000,000 in any one fiscal year, (g) all sales and other transactions underlying or giving rise to each Account owing to any MTI Company shall fully comply in all material respects with all applicable laws and governmental rules and regulations, (h) the Company shall deliver to Secured Party a monthly report of receivables and collections with respect to each MTI Company, in form and substance reasonably satisfactory to Secured Party, an aged accounts receivable trial balance in such form and at such intervals as Secured Party shall reasonably request, and such other financial and other information as Secured Party shall reasonably request, (i) if requested by Secured Party, following the occurrence and continuance of an Event of Default, Company shall furnish Secured Party with copies of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to all Accounts owing to each MTI Company, and Company warrants the genuineness of all of the foregoing, and (j) in the event any account debtor returns any Inventory to any MTI Company after the occurrence and during the continuance of any Event of Default, such MTI Company shall hold the returned Inventory in trust for Secured Party and immediately notify Secured Party of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on Secured Party's request deliver such returned Inventory to Secured Party.

                  5.3. ADDITIONAL COVENANTS. The Company further covenants with the Secured Party that, except as set forth in the Schedule of Exceptions, the Company shall comply with the following covenants and shall cause each other MTI Company to comply with the following covenants: (a) (i) no MTI Company will dissolve or liquidate unless such MTI Company (x) provides Secured Party 30 days prior written notice thereof, (y) transfers all assets of such MTI Company to the Company or another MTI Company that has or promptly will execute and deliver to Secured Party satisfactory security documents with respect to the Obligations, and (z) takes such actions reasonably requested by Secured Party in respect of Secured Party's security interests contemplated hereby and by the Letter Agreement of even date herewith between the Company and the Secured Party, (ii) no MTI Company will merge or consolidate with any other entity (except if such MTI Company is the surviving entity), and (iii) no MTI Company will acquire all or substantially all of the stock of any other entity (unless such entity becomes party to the security arrangements contemplated hereunder), (b) no MTI Company will acquire any assets except in the ordinary course of business; provided that the MTI Companies taken as a whole may acquire assets for no more than the aggregate of $2,000,000 in any one or more transactions in any one fiscal year, (c) no MTI Company will make any loans of any money or other assets, except to another MTI Company which will promptly or has executed and delivered to Secured Party satisfactory security documents with respect to the Obligations, (d) no MTI Company will guarantee or otherwise become liable with respect to the obligations of another party or entity, except for any obligations of another MTI Company which will promptly or has executed and delivered to Secured Party satisfactory security documents with respect to the Obligations, and (e) in addition to the other obligations contained in this Security Agreement and the Supply Agreements, each MTI Company promises to pay when due all amounts owed under this Security Agreement and the Supply Agreements, without setoff or recoupment, the right to which is expressly

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            waived hereby; provided however that EMC and the MTI Companies may recoup amounts owed under the Supply Agreements in the ordinary course of business.

                  5.4. REPRESENTATION, WARRANTIES AND COVENANTS REGARDING CONTRACTS WITH GOVERNMENTAL AUTHORITIES. The Company represents and warrants that, as of the date hereof, except as set forth in the Schedule of Exceptions, none of the account debtors or other persons obligated on any of the Collateral or any Accounts owing to any MTI Company in an amount in excess of $250,000 is a governmental authority subject to the Federal Assignment of Claims Act or like foreign, federal, state or local statute or rule in respect of such Collateral or Account. Promptly upon any MTI Company entering into any contract or agreement with such governmental authority in an amount in excess of $250,000, the Company shall notify the Secured Party of such transaction, and provide to Secured Party a summary of the terms thereof. The Company shall provide to Secured Party such additional documents or information relating thereto as Secured Party shall reasonably request. The applicable MTI Company shall take such steps as Secured Party shall reasonably request to perfect Secured Party's lien on the Accounts and other Collateral relating to such contracts and agreements with such governmental authority.

      6.    INSURANCE.

                  6.1. MAINTENANCE OF INSURANCE. The Company will cause each MTI Company to maintain with financially sound and reputable insurers insurance with respect to its assets against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that no MTI Company will be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance with respect to the Collateral shall be payable to the Secured Party as loss payee.

                  6.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, be held by the Secured Party as cash collateral for the Obligations, or in Secured Party's sole discretion, be applied by the Secured Party to the Obligations.

                  6.3. NOTICE OF CANCELLATION, ETC. All policies of insurance with respect to the Collateral shall provide for at least 30 days prior written cancellation notice to the Secured Party. In the event of failure by the Company to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

      7. EVENTS OF DEFAULT. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

                        (a) Any MTI Company fails to pay any of the Obligations when and as the same becomes due and payable;

                        (b) Any MTI Company (i) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, (ii) seeks the appointment of a custodian, receiver, trustee (or other similar official) of such MTI Company, or all or any substantial portion of such MTI Company's assets, (iii) makes any assignment for the benefit of creditors,
(iv) takes any action in furtherance of any of the foregoing, or (v) fails to generally pay its debts as they become due;

                        (c) (i) an involuntary petition is filed, or any proceeding or case is commenced, against any MTI Company (unless such proceeding or case is dismissed or discharged within forty five (45) days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect in the United States of America, (ii) an involuntary

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petition is filed, or any proceeding or case is commenced, against any MTI
Company (unless such proceeding or case is dismissed or discharged within seventy five (75) days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect outside of the United States of America, (iii) a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed for any MTI Company, or to take possession, custody or control of any property of any MTI Company, or (iv) an order for relief is entered against any MTI Company in any of the foregoing;

                        (d) any MTI Company shall fail to perform any covenant, condition or agreement under this Security Agreement; provided, however, any MTI Company's failure to perform pursuant to Sections 5.2 (d) (so long as no lien has been imposed), (e) or (g), Section 6.1 or Section 6.3 shall not be deemed an Event of Default until forty five calendar days shall have elapsed from the earlier of (i) the date the Company receives written notice from the Secured Party of the failure to perform, and (ii) the date any MTI Company does or could reasonably have been expected to become aware of the failure to perform, and such failure to perform has not been cured by the end of such period;

                        (e) any representation or warranty made or deemed made by the Company or any other MTI Company under this Security Agreement shall have been false or misleading in any material respect when made or deemed made;

                        (f) the occurrence of an event of default under, or the termination for cause by a counterparty to, any material agreement, instrument or document for, relating to or securing borrowed money to which the Company or any other MTI Company is a party or by which it is bound, excluding any agreement which by its terms is terminable at will or for convenience;

                        (g) a final judgment or judgments for the payment of money (i) in excess of $500,000 (for any one judgment exclusive of judgment amounts covered by insurance) or (ii) in excess of $1,000,000 in the aggregate (regardless of insurance coverage), shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any one or more MTI Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the relevant MTI Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

                        (h) a material adverse change, as determined in the Secured Party's reasonable discretion shall have occurred in (i) the business, operations, properties, assets or financial condition of the MTI Companies, taken as a whole, (ii) the ability of the MTI Companies, taken as a whole, to perform their respective obligations under any Supply Agreement or this Security Agreement in accordance with its respective terms, or (iii) the ability of the Secured Party to enforce any of its rights or remedies under this any Supply Agreement or this Security Agreement;

                        (i) (i) Any Collateral (or assets of a similar type as the Collateral of any other MTI Company) are attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, (ii) any MTI Company is enjoined, restrained, or prevented by court order from conducting a material part of its business, or (iii) a notice of lien, levy, or assessment is filed against any assets of any MTI Company by any government agency and not paid within thirty
(30) days after any MTI Company receives notice;

                        (j) Any MTI Company fails to perform any material obligation under any Supply Agreement past any applicable cure period contained in the applicable Supply Agreement, or any representation or warranty contained in any Supply Agreement shall have been false misleading in any material respect when made or deemed made; or

                        (k) Any MTI Company fails to perform any material obligation under any security agreement in favor of Secured Party, or similar document, instrument or agreement relating to the Obligations, or any representation or warranty contained in any security agreement in favor of Secured Party, or similar document, instrument or agreement relating to the Obligations, shall have been false or misleading in any material respect when made or deemed made.

      8.    COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

                  8.1. EXPENSES INCURRED BY SECURED PARTY. If the Company shall fail to do so and in its reasonable discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Secured Party on demand for any and all expenditures so made. The Secured Party shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

                  8.2. SECURED PARTY'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

      9. SECURITIES AND DEPOSITS. The Secured Party may at any time following and during the continuance of a Default and Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may following and during the continuance of a Default and Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Company may at any time be applied to or set off against any of the Obligations then due.

      10. LOCKBOX; NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL; VERIFICATION. The Company shall cause all account debtors obligated on any Accounts to remit all Accounts directly to a lockbox account maintained with a bank or financial institution designated by the Company and approved by the Secured Party. The Company shall cause such bank or financial institution to enter into a control agreement, as set forth in Section 3.2 hereof. Prior to the occurrence of an Event of Default, the Company may freely withdraw or transfer any sums on deposit in such lockbox account, subject to the terms of this Security Agreement. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may, without notice to or demand upon the Company, (a) exercise its right to control the lockbox account pursuant to
Section 3.2 hereof, and otherwise in accordance with the control agreement with the bank or financial institution maintaining the lockbox account, and (b) itself notify account debtors and other persons obligated on Collateral of Secured Party's rights to the Collateral and Secured Party's exercise of control. Whether or not there has occurred an Event of Default, the Company shall, at the request of the Secured Party, notify account debtors and other persons obligated on any of the Collateral to make payments thereon as directed by the Secured Party. If the Company receives any proceeds of collections of Accounts or other Collateral other than through the lockbox account, it shall immediately deposit such proceeds into the lockbox account, together with any necessary endorsements or assignments, and until such deposit, the Company shall hold such proceeds as trustee for the Secured Party without commingling the same with other funds of the Company. Secured Party may, from time to time, verify directly with the respective account debtors the validity, amount and other matters relating to the Accounts, by means of mail, telephone or otherwise, either in the name of Company or Secured Party or such other name as Secured Party may choose.

      11.   POWER OF ATTORNEY.

                  11.1. APPOINTMENT AND POWERS OF SECURED PARTY. The Company
            hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact, with full irrevocable power and authority in the place and stead of the

            Company or in the Secured Party's own name, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement, subject to the following:

                        (a) The Company hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do at the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral, and (ii) settle or adjust disputes or claims directly with account debtors obligated on any Accounts for amounts and upon terms which Secured Party considers advisable in its reasonable credit judgment and, in all cases, Secured Party shall credit the Obligations with only the net amounts received by Secured Party in payment of any Accounts; and

                        (b) The Company hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, whether or not a default or Event of Default has occurred, to the extent that the Company's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Security Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

                  11.2. RATIFICATION BY COMPANY. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  11.3. NO DUTY ON SECURED PARTY. The powers conferred on the
            Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Secured Party's own gross negligence or willful misconduct.

      12. REMEDIES. If an Event of Default shall have occurred and be continuing, the Secured Party may, without notice to or demand upon the Company, declare this Security Agreement to be in default (provided, however, that upon the occurrence of an Event of Default set forth in Sections 7(b) or 7(c) hereof, this Security Agreement shall automatically be in default without any declaration by Secured Party), accelerate the Obligations, and the Secured Party shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights hereunder, including, without limitation, its right following an Event of Default, to take immediate possession of the Collateral and to exercise its rights with respect thereto. In addition to any terms and conditions contained in any

Supply Agreement, goods and services will be sold to Company only if there exists no default or Event of Default under this Security Agreement.

      13. NO WAIVER BY SECURED PARTY, ETC. The Secured Party shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

      14. SURETYSHIP WAIVERS BY COMPANY. The Company waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and (after the occurrence of an Event of Default) the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in
Section 11.3. The Company further waives any and all other suretyship defenses.

      15. MARSHALLING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Security Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

      16. PROCEEDS OF DISPOSITIONS; EXPENSES. The Company shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

      17. BOOKS AND RECORDS. The Secured Party's books and records shall constitute prima facie evidence of the Obligations.

      18. CERTAIN DEFINITIONS. The term "State," as used herein, means the Commonwealth of Massachusetts. All terms defined in the Uniform Commercial Code as enacted and amended in the State (the "UCC") and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the Uniform Commercial Code of the State rather than Article 3. The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of each MTI Company to EMC Corporation, or any of its affiliates, divisions or subsidiaries (including without limitation VMware, Inc.), whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation all obligations of each MTI Company for goods sold or delivered or services rendered by EMC Corporation and VMware, Inc., and including without limitation any indebtedness, obligations and liabilities under or in respect of all Supply Agreements, or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Security Agreement, or any other security agreement in favor of Secured Party, or other document, instrument or agreement relating to the Obligations, and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights under or in respect of any of the Obligations or any of the Collateral, and all expenses (including reasonable attorneys' fees), costs and liabilities of Secured Party to Comerica Bank (and any other bank with which any MTI Company establishes or maintains a deposit account or lockbox account) pursuant to the terms of any lockbox agreement, deposit account control agreement and any other agreement relating to any lockbox arrangement and the perfection of Secured Party's security interests in the collateral of any MTI Company. The term "Event of Default," as used herein, is defined in Section 7 hereof. The term "Collateral," as used herein, is defined in Section 1 hereof. The term "MTI Company," as used herein, shall mean each of the Company and each subsidiary of the Company, including without limitation the following subsidiaries of the
Company: MTI Technology GMBH (Germany), MTI Technology Limited (Ireland), MTI France SA (France), MTI Technology Ireland Ltd. (Ireland), MTI Technology BV (Holland), MTI Technology Limited (Scotland), and MTI Technology BV - Irish Branch (Ireland).

      19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS SECURITY AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Company agrees that any suit for the enforcement of this Security Agreement may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in preamble of this Security Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      20. WAIVER OF JURY TRIAL. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SECURITY AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Security Agreement, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 20.

      21. MISCELLANEOUS. The headings of each section of this Security Agreement are for convenience only and shall not define or limit the provisions thereof. This Security Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Security Agreement. This Security Agreement binds and is for the benefit of the successors and permitted assigns of each party. Company may not assign this Security Agreement or any rights or Obligations under it without Secured Party's prior written consent which may be granted or withheld in Secured Party's discretion. Secured Party has the right, without the consent of or notice to Company, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Secured Party's obligations, rights and benefits under this Security Agreement or any related agreement. All amendments to this Security Agreement must be in writing signed by both Company and Secured Party.

      22. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by facsimile or by delivery as hereafter provided. Any such notice or other communication, if sent by facsimile, shall be deemed to have been received on the business day following the sending, or, if delivered by hand, shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address shall also be governed by this section. Notices and other communications shall be addressed as follows:

              (a)   To the Company:

                        MTI Technology Corporation
                        14661 Franklin Avenue
                        Tustin, CA  92780
                        Attention : Chief Financial Officer
                        Telecopier: (714) 481-4135

              (b)   To the Secured Party:

                        EMC Corporation
                        176 South Street
                        Hopkinton, MA 01748-9103
                        Attention: Gregory Mazmanian, Director of Global Credit
                        Telecopier: (508) 497-8075

      23. TERMINATION. This Agreement shall terminate upon the written consent of Secured Party which shall be provided by Secured Party in a reasonable time after request thereof by Company, provided that the following events have occurred: (a) all Obligations have been fully paid and performed, including any indemnification and other obligations set forth in the Supply Agreements; (b) the Credit Line referred to in the Letter Agreement of even date herewith by and between the Company and Secured Party, and in any Supply Agreement shall have been terminated; and (c) any obligation of EMC Corporation (or any of its subsidiaries, affiliates or divisions) to make shipments to any MTI Company shall have been terminated.

      IN WITNESS WHEREOF, intending to be legally bound, the Company and the Secured Party have caused this Security Agreement to be duly executed as of the date first above written.

                                      COMPANY

                                      MTI Technology Corporation

                                      By:      /s/ Scott Poteracki
                                           -------------------------------------
                                      Name:  Scott Poteracki
                                      Title: Executive Vice President and Chief
                                             Financial Officer

Accepted and agreed:

SECURED PARTY, for itself and as agent

EMC Corporation

By:       /s/ Gregory Mazmanian
    -------------------------------------
Name:  Gregory Mazmanian
Title: Director of Global Credit Ops.